SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008

ITEX Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 160th Avenue SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On June 3, 2008, ITEX Corporation issued a press release announcing its financial results for the third quarter ended April 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this Item 2.02 and the attached exhibit is being furnished to, but not filed with, the Securities and Exchange Commission. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

The latest presentation that management of ITEX Corporation intends to utilize in any investment conference during the quarter is attached to this Current Report on Form 8-K as Exhibit 99.2. The presentation will include information about ITEX’s current operations, business initiatives, prospects and certain projected results for its current fiscal year. The information in this Item 7.01 and the attached exhibit is being furnished to, but not filed with, the Securities and Exchange Commission. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The presentation attached to this Report contains statements that are forward-looking. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. All statements that express expectations and projections with respect to future matters may be affected by changes in our strategic direction, as well as developments beyond our control. We cannot assure you that our expectations will necessarily come to pass. Actual results could differ materially because of issues and uncertainties and the risk factors and other important factors that could affect our business and financial results discussed in our periodic reports and filings with the Securities and Exchange Commission, including our Form 10-KSB for the fiscal year ended July 31, 2007, and any Quarterly Reports on Forms 10-QSB or Form 10-Q and Current Reports on Form 8-K filed subsequent thereto, which are available at www.sec.gov, and in particular the disclosure under the caption, “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and, when applicable, under the caption “Risk Factors.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit No.	Description

99.1	Press release issued by ITEX Corporation dated June 3, 2008

99.2	Investment presentation of ITEX Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation (Registrant)
Date: June 3, 2008
	By:	/s/ Steven White
Steven White
Chief Executive Officer